WAIVER, AGREEMENT, AND AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Waiver, Agreement, and Amendment No. 1 to Second Amended and Restated Credit Agreement ("Agreement") dated as of July 31, 2013 ("Effective Date"), is among Gastar Exploration USA, Inc., a Delaware corporation ("Borrower"), the Guarantors (as defined in the Credit Agreement referenced below), the Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent"), as swing line lender (in such capacity, "Swing Line Lender"), and as issuing lender (in such capacity, the "Issuing Lender").

RECITALS

A.The Borrower is party to that certain Second Amended and Restated Credit Agreement dated as of June 7, 2013, among the Borrower, the lenders thereto from time to time (the "Lenders"), the Administrative Agent, the Collateral Agent, the Swing Line Lender, and the Issuing Lender (the "Credit Agreement").

B.The Borrower was not in compliance with the current ratio requirement under Section 6.19 of the Credit Agreement for the fiscal quarter ended June 30, 2013 and has requested that the Lenders waive the Event of Default arising and in existence on the date hereof as a result thereof (the "Existing Default").

C.The Borrower has also requested that Administrative Agent and the Lenders, subject to the terms and conditions set forth herein, amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Guarantors, the Lenders, the Issuing Lender, the Swing Line Lender, the Collateral Agent, and the Administrative Agent hereby agree as follows:
Section 1.Defined Terms; Interpretation. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Article, Section, subsection and Exhibit references herein are to such Articles, Sections, subsections and Exhibits of this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the

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general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
Section 1.    Waiver. The Borrower hereby acknowledges the existence of the Existing Default. Subject to the terms and conditions of this Agreement, the Lenders hereby waive the Existing Default. The waiver by the Lenders described in this Section 2 is limited to the Existing Default and shall not be construed to be a consent to, or a permanent waiver of, noncompliance with Section 6.19 of the Credit Agreement, or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents. The Lenders expressly reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document other than the Existing Default. The description herein of the Existing Default is based upon the information provided to the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Events of Default. The failure of the Lenders to give notice to any Loan Party of any such other Defaults or Events of Default is not intended to be nor shall be a waiver thereof. Each Loan Party hereby agrees and acknowledges that the Lenders require and will require strict performance by the Loan Parties of all of their respective obligations, agreements and covenants contained in the Credit Agreement and the other Loan Documents, and no inaction or action by the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender regarding any Default or Event of Default (including but not limited to the Existing Default) under any of the Loan Documents is intended to be or shall be a waiver thereof other than the waiver of the Existing Default expressly provided for in this Section 2. Other than the waiver of the Existing Default expressly provided for in this Section 2, each Loan Party hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to any Lender in the Credit Agreement or in any other Loan Document or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy (collectively, the "Lender Rights"). For the avoidance of doubt, each Loan Party also agrees and acknowledges that neither the waiver provided in this Agreement nor any other waiver provided by the Lenders prior to the date hereof shall operate as a waiver of or otherwise prejudice any of the Lender Rights other than the waiver of the Existing Default expressly provided for in this Section 2.
Section 2.    Amendments to Credit Agreement.
(a)    Section 6.02 of the Credit Agreement is hereby amended by deleting clause (e) thereof in its entirety and replacing it with the following:
"(e)    Indebtedness under the Second Lien Loan Documents, the aggregate principal amount of which does not exceed $200,000,000;"
(b)    Section 6.19 of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following:
"For purposes of this calculation, (x) ‘current assets’ shall include Availability but shall exclude any non-cash derivative current assets arising from any Hedge

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Contract and (y) ‘current liabilities’ shall exclude current maturities in respect of the Obligations, both principal and interest, non-cash derivative current liabilities arising from any Hedge Contract, and current maturities of Indebtedness of the Borrower under the Second Lien Notes."
(c)    Exhibit B attached to the Credit Agreement is hereby deleted and replaced in its entirety with the Exhibit B attached to this Agreement.
Section 3.    Representations and Warranties. Each Loan Party represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate or limited liability company power and authority of such Loan Party and have been duly authorized by appropriate corporate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; (f) the Liens under the Security Instruments are valid and subsisting and secure the Obligations; and (g) as to each Guarantor, it has no defenses to the enforcement of its Guaranty.
Section 4.    Conditions to Effectiveness. This Agreement and the amendments provided herein shall become effective and enforceable against the parties hereto upon the receipt by the Administrative Agent of multiple original counterparts of this Agreement duly and validly executed and delivered by the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Required Lenders.
Section 5.    Effect on Loan Documents; Acknowledgments.
(a)    The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.
(b)    The Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents (other than the Existing Default), (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.

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(c)    Each of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Issuing Lender, the Swing Line Lender, and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, and all other Loan Documents are and remain in full force and effect, and the Borrower acknowledges and agrees that its liabilities under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement.
(d)    From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended prior hereto as described in the recitals, and by this Agreement.
(e)    This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.
Section 6.    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in its Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under its Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents.
Section 7.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile or email (i.e., PDF) signature and all such signatures shall be effective as originals.
Section 8.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Issuing Lender, the Swing Line Lender, the Collateral Agent, and the Administrative Agent and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 9.    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
Section 10.    Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to conflicts of laws principles (other than Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York).

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Section 11.    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
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EXECUTED effective as of the date first above written.

BORROWER:

GASTAR EXPLORATION USA, INC.

By:
Michael A. Gerlich
Vice President, Secretary, and Treasurer

GUARANTORS:

GASTAR EXPLORATION NEW SOUTH WALES, INC.
GASTAR EXPLORATION TEXAS, INC.
GASTAR EXPLORATION TEXAS LLC

Each By:
Michael A. Gerlich
Vice President, Secretary and
Treasurer

GASTAR EXPLORATION TEXAS, LP
By:    GASTAR EXPLORATION TEXAS LLC,
    its General Partner

By:
Michael A. Gerlich
Vice President, Secretary and
        Treasurer

Signature Page to
Waiver, Agreement, and Amendment No. 1 to
Second Amended and Restated Credit Agreement
(Gastar Exploration USA, Inc.)
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ADMINISTRATIVE AGENT/COLLATERAL AGENT/ISSUING LENDER/SWING LINE LENDER/LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Stephanie Harrell
Assistant Vice President

Signature Page to
Waiver, Agreement, and Amendment No. 1 to
Second Amended and Restated Credit Agreement
(Gastar Exploration USA, Inc.)
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LENDER:

COMERICA BANK

By:
Brenton D. Bellamy
Assistant Vice President

Signature Page to
Waiver, Agreement, and Amendment No. 1 to
Second Amended and Restated Credit Agreement
(Gastar Exploration USA, Inc.)
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LENDER:

IBERIABANK

By:
W. Bryan Chapman
Executive Vice President

Signature Page to
Waiver, Agreement, and Amendment No. 1 to
Second Amended and Restated Credit Agreement
(Gastar Exploration USA, Inc.)
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